UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  June 7, 2002


                     Simon Transportation Services, Inc.
                     -----------------------------------
           (Exact name of registrant as specified in its chapter)


           Nevada                       0-27208                 87-0545608
           ------                       -------                 ----------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


5175 W. 2100 S. P.O.Box 26297 West Valley City, UT        85123
--------------------------------------------------        -----
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code    (800) 777-9100
                                                      --------------


         -----------------------------------------------------------
         Former name or former address, if changed since last report

Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

         99.1 Press release announcing intention to file liquidation plan and cancel interests of common shareholders.

Item 9. Regulation FD Disclosure.

The issuer announced on June 7, 2002 its intention to file a liquidation plan in its bankruptcy proceedings which would cancel the interests of all common shareholders. A copy of the press release is attached as an exhibit to this Report.



                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMON TRANSPORTATION SERVICES INC.,
                                      a  Nevada corporation
                                      ------------------------------------------
                                                     (Registrant)



Date:    June 7, 2002                 By: /s/ Robert T. Goates
--------------------                      --------------------------------------
                                                     (Signature)

                                              Robert T. Goates
                                              Chief Financial Officer
                                             (Principal Financial and
                                              Accounting Officer)